SECURITIES AND EXCHANGE COMMISSION
Washington D.C.
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2005

COMMUNICATION INTELLIGENCE CORPORATION
____________________________________________________
(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)
0-19301 94-2790442 _____________________ _______________________ (Commission file number) (IRS employer identification number)

275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065

(Address of principal executive offices)
(650) 802-7888

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

Effective June 1, 2005, Communication Intelligence Corporation (the “Company”) entered into a license agreement with e-Com Asia Pacific Pty Ltd (“e-Com”) The agreement appoints eCom as the exclusive master reseller for CIC products to end users and resellers with the authority and responsibility to create optimal distribution channels within the People’s Republic of China The agreement provides for guaranteed minimum quarterly royalties over a two year period.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Communication Intelligence Corporation. dated June 3, 2005, reporting the execution of the license agreement.  The information contained in press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Act of 1934, whether made before or after the date hereof and regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

EXHIBITS

99.1 Press release of the Company dated June 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2005

COMMUNICATION INTELLIGENCE CORPORATION
(Registrant)

By:	/s/ Frank Dane
Frank Dane
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Subject Matter	Page No.

99.1	Press release of the Company dated June 3, 2005	1